LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

COLLECTION PERIOD:                  DECEMBER 1-31, 2003                            PAYMENT DATE:   JAN 15 2004
DETERMINATION DATE:                 JAN 08 2004                                    REPORT BRANCH:  2033

------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                        100.00%            67.32%          31.68%           1.00%
Original Pool Balance                             252,525,264.85    170,000,000.00   80,000,000.00    2,525,264.85
Note Balance Total                                250,000,000.00    170,000,000.00   80,000,000.00
Number of Contracts                                       12,955
Class Pass Through Rates                                                   1.7000%         3.2900%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Demand Note Rate                                        6.00000%

Initial Weighted Average APR                            9.83700%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       9.83700%
Initial Weighted Average Remaining Term                    66.00
Initial Weighted Average Original Term                     68.00

------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------
Total Pool Balance                                240,059,397.90    157,534,133.04   80,000,000.00    2,525,264.85
Total Note Balance                                235,041,325.94    155,041,325.94   80,000,000.00

EOP:
Number of Current Month Closed Contracts                     180
Number of Reopened Loans                                       -
Number of Contracts - EOP                                 12,383
Total Pool Balance  -  EOP                        233,940,918.69    151,415,653.83   80,000,000.00    2,525,264.85
Total Note Balance - EOP                          227,868,544.86    147,868,544.86   80,000,000.00

Class Collateral Pool Factors                         0.91147418        0.86981497      1.00000000

Weighted Average APR of Remaining Portfolio             9.84618%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                            0.00002%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      9.84616%
Weighted Average Remaining Term                            63.83
Weighted Average Original Term                             68.24

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                     CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                   Principal                                                3,122,616.57
                                    Interest                                                 2,028,084.40
Early Payoffs:                      Principal Collected                                      2,753,778.24
                                    Early Payoff Excess Servicing Compensation                      52.67
                                    Early Payoff Principal Net of Rule of 78s Adj.           2,753,725.57           164
                                    Interest                                                    22,365.65
Liquidated Receivable:              Principal Collected                                         83,776.95
                                    Liquidated Receivable Excess Servicing Compensation              0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.     83,776.95            16
                                    Interest                                                      (250.51)
Cram Down Loss:                     Principal                                                        0.00
Purchase Amount:                    Principal                                                        0.00             0
                                    Interest                                                         0.00
                                    Total Principal                                          5,960,119.09
                                    Total Interest                                           2,050,199.54
                                    Total Principal and Interest                             8,010,318.63
                                    Recoveries                                                  47,787.85
                                    Excess Servicing Compensation                                   52.67
                                    Late Fees & Miscellaneous Fees                              14,929.10
                                    Collection Account Customer Cash                         8,073,088.25
                                    ADDITIONAL COLLECTION ACCOUNT CASH:
                                    Collection Account Investment Income                         4,579.51
                                    Available Funds                                          8,077,667.76

------------------------------------------------------------------------------------------------------------------------------
                                                                                         DISTRIBUTION        SHORTFALL/DRAW
DISTRIBUTION                                                                                AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------
                                                                                         8,077,667.76
Monthly Dealer Participation Fee                                                 0.00    8,077,667.76            0.00
Prior Unpaid Dealer Participation Fee                                            0.00    8,077,667.76
Servicing Fees:                        Current Month Servicing Fee         350,086.62
                                       Prior Period Unpaid Servicing Fee         0.00
                                       Late Fees & Miscellaneous Fees       14,929.10
                                       Excess Servicing Compensation            52.67
                                          Total Servicing Fees:            365,068.39    7,712,599.37            0.00
Indenture Trustee Fee                                                          685.54    7,711,913.83            0.00
Custodian Fee                                                                4,000.99    7,707,912.84            0.00
Backup Servicer Fee                                                          4,301.06    7,703,611.78            0.00
Prior Unpaid Indenture Trustee Fee                                               0.00    7,703,611.78            0.00
Prior Unpaid Custodian Fee                                                       0.00    7,703,611.78            0.00
Prior Unpaid Backup Servicing Fee                                                0.00    7,703,611.78            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    DISTRIBUTION          SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                 AMOUNT             DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:            Current Month                       219,641.88    7,483,969.90            0.00
                                    Prior Carryover Shortfall                 0.00    7,483,969.90
Class A-2 Note Interest:            Current Month                       219,333.33    7,264,636.57            0.00
                                    Prior Carryover Shortfall                 0.00    7,264,636.57
Principal Payment Amount:           Current Month                     1,100,407.25    6,164,229.32            0.00
                                    Prior Carryover Shortfall                 0.00    6,164,229.32
Certificate Insurer:                Reimbursement Obligations                 0.00    6,164,229.32            0.00
                                    Premium                              66,462.18    6,097,767.14            0.00
Demand Note Interest Payment Amount Current Month                        28,409.09    6,069,358.05            0.00
                                    Prior Carryover Shortfall                 0.00    6,069,358.05            0.00
Demand Note                         Reimbursement                             0.00    6,069,358.05            0.00
Expenses:                           Trust Collateral Agent                    0.00    6,069,358.05            0.00
                                    Indenture Trustee                         0.00    6,069,358.05            0.00
                                    Backup Servicer                           0.00    6,069,358.05            0.00
                                    Custodian                                 0.00    6,069,358.05            0.00
Distribution to (from) the Spread Account                             6,069,358.05            0.00

------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:             BOP Liquidated Receivable Principal    242,137.07
                                    Liquidation Principal Proceeds          83,776.95
                                    Principal Loss                         158,360.12
                                    Prior Month Cumulative Principal Loss   15,345.76
                                    Cumulative Principal Loss LTD          173,705.88

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                 # OF CONTRACTS   AMOUNT           % OF TOTAL POOL BALANCE
Current                                   10,665  201,702,505.93            86.22%
1-29 Days                                  1,638   31,148,622.98            13.31%
30-59 Days                                    42      536,620.71             0.23%
60-89 Days                                    29      475,072.46             0.20%
90-119 Days                                    8       74,483.29             0.03%
120 Days or More                               1        3,613.32             0.00%
Total                                     12,383  233,940,918.69           100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                 Trigger              Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default
Average Delinquency Ratio               0.25742%      6.00%             No              8.00%            No
Cumulative Default Rate                    0.14%      2.02%             No              2.31%            No
Cumulative Loss Rate                       0.05%      1.01%             No              1.27%            No

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT *                                    # OF CONTRACTS   AMOUNT *
Prior Month Inventory                          3       50,928.60 Prior Month Inventory                           0       0.00
Repurchased                                    0            0.00 Repurchased                                     0       0.00
Adjusted Prior Month Inventory                 3       50,928.60 Adjusted Prior Month Inventory                  0       0.00
Current Month Repos                           14      267,657.60 Current Month Repos                             7 124,007.88
Repos Actually Liquidated                      3       50,928.60 Repos from Trust Liquidation                    0       0.00
Repos Liquidated at 60+ or 150+                0            0.00 Repos Actually Liquidated                       6 101,407.22
Dealer Payoff                                  0            0.00 Dealer Payoff                                   0       0.00
Redeemed / Cured                               2       37,102.96 Redeemed / Cured                                0       0.00
Purchased Repos                                0            0.00 Purchased Repos                                 0       0.00
Current Month Inventory                       12      230,554.64 Current Month Inventory                         1  22,600.66
                                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.
LIQUIDATED RECEIVABLE STATISTICS:
                                    # OF CONTRACTS   AMOUNT
Current Month Balance                         16      242,137.07
Cumulative Balance                            19      298,341.60
Current Month Proceeds                                 83,526.44
Cumulative Proceeds                                   124,013.82
Current Month Recoveries                               47,787.85
Cumulative Recoveries                                  47,787.85

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                 DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                                 THE DATE AVAILABLE FOR SALE AND BY                CUMULATIVE RECEIVABLES
                                                 ELECTION:                                         LIQUIDATED AT 150+ AND 60+:
                                                 Balance         Units                             Balance         Units
Prior Month                                                 0.00                 0                            0.00          0
Current Trust Liquidation Balance                           0.00                 0                            0.00          0
Current Monthly Principal Payments                          0.00
Reopened Loan Due to NSF                                    0.00                 0
Current Repurchases                                         0.00                 0
Current Recovery Sale Proceeds                              0.00                 0
Deficiency Balance of Sold Vehicles                         0.00
EOP                                                         0.00                 0                            0.00          0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                 REQUISITE AMOUNT:    3,787,879.00
Total Deposit                                       3,787,879.00
BOP Balance                                         3,787,879.00
Remaining Distribution Amount                       6,069,358.05
Investment Income                                       3,015.78
Current Month Draw                                             -
EOP Balance Prior to Distribution                   9,860,252.83

Spread Account Release Amount                       6,072,373.83

EOP Balance                                         3,787,879.00

Class A Principal Payment Amount                    6,072,373.83
Demand Note Supplemental Interest Payment Amount               -
Class R Certificateholder Distribution                         -

     DEMAND NOTE

Demand Note Initial Balance                         5,681,818.46
Demand Note Amount                                  5,681,818.46


OVERCOLLATERALIZATION AMOUNT                        6,072,373.83

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT             15,542,071.29             6.64%

REQUIRED TOTAL ENHANCEMENT AMOUNT                  23,394,091.87            10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

     --------------------------------------------------------------------------------------------------------------
     CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
     -------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH                   TRIGGER EVENT EVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT    EVENT OF DEFAULT
                                  3    1.01%          1.27%              3                2.02%           2.31%
                                  6    2.02%          2.33%              6                4.03%           4.23%
                                  9    2.52%          2.96%              9                4.79%           5.39%
                                 12    4.03%          4.23%             12                7.57%           7.69%
                                 15    4.58%          4.81%             15                8.71%           8.75%
                                 18    5.50%          5.77%             18               11.00%          10.49%
                                 21    6.00%          6.73%             21               11.54%          12.24%
                                 24    6.65%          7.31%             24               12.08%          13.28%
                                 27    7.07%          7.89%             27               12.86%          14.34%
                                 30    7.71%          8.46%             30               14.02%          15.38%
                                 33    8.14%          9.04%             33               14.80%          16.44%
                                 36    8.57%          9.42%             36               15.58%          17.14%
                                 39    8.79%          9.61%             39               15.98%          17.48%
                                 42    9.00%         10.00%             42               16.36%          18.18%
                                 45    9.00%         10.00%             45               16.36%          18.18%
                                 48    9.00%         10.00%             48               16.36%          18.18%
                                 51    9.00%         10.00%             51               16.36%          18.18%
                                 54    9.00%         10.00%             54               16.36%          18.18%
                                 57    9.00%         10.00%             57               16.36%          18.18%
                                 60    9.00%         10.00%             60               16.36%          18.18%
                                 63    9.00%         10.00%             63               16.36%          18.18%
                                 66    9.00%         10.00%             66               16.36%          18.18%
                                 69    9.00%         10.00%             69               16.36%          18.18%
                                 72    9.00%         10.00%             72               16.36%          18.18%
     --------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
     -------------------------------------------------------------
     UP TO MONTH                    TRIGGER EVENT EVENT OF DEFAULT
                                 12        6.00%           8.00%
                                 24        7.00%           9.00%
                                 72        8.00%          10.00%
     ------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated October 1, 2003.




------------------------------------




/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller